UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2006

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51103	80-0006224
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

100 Wall Street
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 968-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described by the Company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2006, one of the Company’s directors, Christopher Pike, determined not to stand for re-election as a director of the Company and his term as a director expired at the Company’s annual meeting of stockholders held on May 31,  2006  (the “2006 Annual Meeting”). At the 2006 Annual  Meeting, John R. MacDonald was elected a director to succeed Mr. Pike. Mr. MacDonald’s term will expire at the Company’s 2009 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Date: June 1, 2006	By:	/s/ SCOTT PINTOFF
Name: Scott Pintoff
Title: General Counsel and Corporate Secretary